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                                                                  EXHIBIT 10.24a

                       ADDENDUM TO DISTRIBUTION AGREEMENT

                                     BETWEEN

         FOX NEWS NETWORK, LLC AND INTELLIGENT INFORMATION INCORPORATED

                              DATED AUGUST 13, 1997

This Addendum is to the Distribution Agreement between Fox News Network, LLC (Provider) and Intelligent Information Incorporated (Distributor) signed by Provider on June 13, 1997.

The parties, Provider and Distributor, agree to the assignment of this Distribution Agreement from Fox News Network, LLC to News America Digital Publishing, a Division of News Corporation.

IN WITNESS WHEREOF, the parties have hereto hereby execute this Addendum.

Fox News Network, LLC                           Intelligent Information Incorporated

/s/ Jack Abernathy                              /s/ R. M. Unnold
---------------------------------------         ----------------------------------
Authorized Signature                            Authorized III Signature

Jack Abernathy                                  R. M. Unnold
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Name                                            Name

Vice President-Finance & Administration         CEO
---------------------------------------         ----------------------------------
Title                                           Title

6/4/98                                          May 11, 1998
---------------------------------------         ----------------------------------
Date                                            Date
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
Fox News Network, LCC and Intelligent Information Incorporated             Confidential Information
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